Exhibit 99.1

FRED’S COMMENCES VOLUNTARY CHAPTER 11 PROCEEDINGS

Seeks Court Approval to Enter into $35 Million Proposed Debtor-in-Possession Financing Agreement

All Fred’s Locations to Commence Liquidation Sales

Dallas, Texas, September 9, 2019 (GLOBE NEWSWIRE) — Fred’s, Inc. (NASDAQ:FRED) today announced that the Company has filed for voluntary relief under chapter 11 of the Bankruptcy Code (“Chapter 11”) in the U.S. Bankruptcy Court for the District of Delaware (the “U.S. Bankruptcy Court”). The Company has also filed a motion seeking interim and final approval of the U.S. Bankruptcy Court to enter into a proposed debtor-in-possession (“DIP”) financing agreement (the “Financing Agreement”) with certain of the Company’s existing lenders, which would provide for up to $35 million in new funding.

The Company is committed to ensuring an orderly wind-down of its operations, and has commenced liquidation sales at all retail locations, which are expected to close over the next 60 days. The Company expects to continue fulfilling pharmacy prescriptions at most of its pharmacy locations, while it continues to pursue the sale of its pharmacies as part of the court supervised proceedings.

“Despite our team’s best efforts, we were not able to avoid this outcome” said Joe Anto, Chief Executive Officer at Fred’s. He continued, “I want to thank all of our employees for their hard work and continued support of the Company as we wind-down our operations.”

Fred’s has filed customary motions with the U.S. Bankruptcy Court seeking a variety of “first-day” relief for the filing entities, including authorization to continue paying employee wages and salaries and continue providing employee benefits without interruption, and certain other customary relief.

Additional information regarding Fred’s Chapter 11 filing, including Court filings and information about the claims process are available at https://dm.epiq11.com/Freds. Questions should be directed to the Company’s claims agent, Epiq Corporate Restructuring, LLC, at +1 (855) 543-5393 (U.S. / Canada toll-free) or by email to freds@epiqglobal.com.

Kasowitz Benson Torres LLP is serving as the Company’s legal counsel, Akin Gump Strauss Hauer & Feld LLP is serving as the Company’s special corporate counsel and Berkley Research Group, LLC is serving as the Company’s restructuring advisor.

About Fred’s, Inc.

Since 1947, Fred’s, Inc. has been an integral part of the communities it serves throughout the southeastern United States. Fred’s mission is to make it easy AND exciting to save money. Its unique discount value store format offers customers a full range of value-priced everyday items, along with terrific deals on closeout merchandise throughout the store. For more information about the Company, visit Fred’s website at www.fredsinc.com.

Forward Looking Statements

Comments in this news release that are not historical facts are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. A reader can identify forward-looking statements because they are not limited to historical facts or they use such words as “outlook,” “guidance,” “may,” “should,” “could,” “believe,” “anticipate,” “project,” “plan,” “expect,” “estimate,” “objective,” “forecast,” “goal,” “intend,” “committed,” “continue,” or “will” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, demand for products, strategic initiatives, including those relating to store closures and dispositions by the Company and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to risks and uncertainties associated with: (i) the competitive nature of the industries in which we operate; (ii) our store closures and the related sales of inventory and real estate issues; (iii) our divestitures; (iv) utilizing our stores and the extent of our pharmacy department presence in stores; (v) conditions affecting the retail sector as a whole; (vi) our reliance on a single supplier of pharmaceutical products; (vii) our pharmaceutical drug pricing; (viii) reimbursement rates and the terms of our agreements with pharmacy benefit management companies; (ix) consolidation in the healthcare industry; (x) our private brands; (xi) the seasonality of our business and the impact of adverse weather conditions; (xii) operational, supply chain and distribution difficulties; (xiii) merchandise supply and pricing; (xiv) consumer demand and product mix; (xv) our employees; (xvi) risks relating to payment processing; (xvii) our computer systems, and the processes supported by our information technology infrastructure; (xviii) our ability to protect the personal information of our customers and employees; (xix) cyber-attacks; (xx) changes in governmental regulations; (xxi) the outcome of legal proceedings, including claims of product liability; (xxii) insurance costs; (xxiii) tax assessments and unclaimed property audits; (xxiv) current economic conditions; (xxv) the terms of our existing and future indebtedness, including the covenants set forth in the documents governing such indebtedness; (xxvi) our ability to remediate the material weaknesses in our internal controls over financial reporting and otherwise maintain effective internal controls over financial reporting; (xxvii) our largest stockholder holding a significant percentage of our outstanding equity; (xxviii) our ability to attract and retain talented executives; (xxix) any strategic alternatives that we decide to pursue, if any; (xxx) the risks and uncertainties relating to the Company’s Chapter 11 filing (the “Chapter 11 Cases”), including but not limited to, our ability to obtain U.S. Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on our Company and on the interests of various constituents, U.S. Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time we will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on our liquidity or results of operations and increased legal and other professional costs in connection with the Chapter 11 Cases; (xxxi) the conditions to which our debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside our control; and (xxxii); and the factors listed under Item 1A: “Risk Factors” in our Annual Report on Form 10-K, filed on May 3, 2019, with the Securities and Exchange Commission, under Part II, Item 1A: “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended May 4, 2019 and in any subsequent quarterly filings on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made. The Company undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Contacts

Reevemark

Hugh Burns/Delia Cannan/Nicholas Leasure

212-433-4600

freds@reevemark.com